Exhibit 10.19

EXECUTION COPY

AMENDMENT NO. 11 TO RECEIVABLES LOAN AND SECURITY AGREEMENT

This AMENDMENT NO. 11 TO RECEIVABLES LOAN AND SECURITY AGREEMENT, (this “Amendment”) is dated as of April 30, 2010, by and among Resource Capital Funding, LLC, as borrower (“Borrower”), LEAF Financial Corporation (“LEAF Financial”), as Servicer, Black Forest Funding LLC (f/k/a Black Forest Funding Corporation) (“Black Forest”) and the other lenders party thereto from time to time, UniCredit Bank AG, New York Branch (f/k/a Bayerische Hypo-und Vereinsbank AG, New York Branch) (“HVB”), as agent (the “Agent”), U.S. Bank National Association, as the custodian and the agent’s bank and Lyon Financial Services, Inc. (d/b/a U.S. Bank Portfolio Services), as the backup servicer. Capitalized terms used but not defined herein have the meanings provided in the RLSA (as defined below).

R E C I T A L S

WHEREAS, the above-named parties have entered into the Receivables Loan and Security Agreement, dated as of March 31, 2006 (such agreement as amended, modified, supplemented, waived or restated from time to time, the “RLSA”), and, pursuant to and in accordance with Section 9.01 thereof, the parties hereto desire to amend the RLSA in certain respects, as provided herein.

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. AMENDMENT.

(a) Section 1.01(b) of the RLSA is hereby amended as follows:

(i) by adding the following term in the proper alphabetical order:

“Aggregate Notional Amount” has the meaning assigned to that term in Section 5.01(t).

(ii) by adding the following term in the proper alphabetical order:

“Eleventh Amendment Date” means April 30, 2010.

(iii) by amending the definition of “Eligible Pool B Receivable” by inserting the proviso “; provided that, notwithstanding anything to the contrary herein, no Pool B Receivable acquired by the Borrower on or after April 30, 2010 shall be an “Eligible Pool B Receivable”” immediately before the period at the end of the definition.

(iv) by amending the definition of “Equipment Category Percentage” as follows:

(1) by replacing the percentage “2%” appearing at the end of subclause (2) thereof with the percentage “0%”;

(2) by replacing the percentage “20%” appearing at the end of subclause (5) thereof with the percentage “15%”;

(3) by replacing the percentage “10%” appearing at the end of subclause (7) thereof with the percentage “2%”;

(4) by inserting immediately after subclause (7) thereof the following new subclauses (8) and (9):

(8) for Equipment Categories “4.001 through 4.017 (other than 4.009) and 4.999-Medical Equipment”: 15%; and

(9) for Equipment Category “4.009-Dental Equipment”: 15%;

(5) by renumbering subclause (8) thereof as subclause (10) thereof;

(v) by amending and restating the definition of “Facility Maturity Date” in its entirety as follows:

“Facility Maturity Date” means March 30, 2011.

(vi) by amending the definition of “Global Overconcentration Amount” as follows:

(i) by replacing the figure “$3,000,000” in subclause (i) thereof with the phrase “1.5% of the sum of the Discounted Balances of all Eligible Receivables at such time”;

(ii) by replacing the word “three” in subclause (ii) thereof with the word “fifteen”;

(iii) by replacing the percentage “25%” in subclause (v) thereof with the percentage “19%”;

(iv) by amending and restating subclause (xi) thereof in its entirety as follows:

[Reserved]; and

(vii) by amending the definition of “Minimum Tangible Net Worth” by replacing the figure “$17,000,000” appearing in the second line of subclause (i) thereof with the figure “$35,000,000” and replacing the date “June 30, 2008” appearing in the fourth line of subclause (i) thereof with the date “December 31, 2009”;

(viii) by amending the definition of “Pool A Advance Rate Factor” by replacing the figure “2.5” in subclause (a) thereof with the figure “4”;

(ix) by amending the definition of “Pool A Borrowing Base” by replacing the percentage “89%” in subclause (ii) thereof with the words “(x) prior to May 31, 2010, 89% (y) on and after May 31, 2010 but prior to June 30, 2010, 87% and (z) on and after June 30, 2010, 85%”.

(x) by amending the definition of “Pool A Overconcentration Amount” by replacing the percentage “35%” in the third line of subclause (vii) thereof with the percentage “15%”;

(xi) by amending the definition of “Pool A Overconcentration Amount” by replacing the percentage “2%” in the third line of subclause (viii) thereof with the percentage “0%”;

(xii) by amending the definition of “Program Termination Event” by inserting the phrase “(including, without limitation, Section 5.01(t))” immediately after the words “Qualifying Interest Rate Swaps” appearing in the sixth line of subclause (viii) thereof;

(xiii) by amending the definition of “Receivable File” by amending and restating the last paragraph of the definition as follows:

In addition, if the Obligor Collateral related to such Receivable (other than a Vehicle Sublimit Pledged Receivable) is a Vehicle, the related Receivable File shall include the original copy of the Certificate of Title with respect to such Vehicle which such Certificate of Title notes the owner of such Vehicle as being the Borrower and indicates (x) prior to the Eleventh Amendment Date, “Bayerische Hypo- und Vereinsbank AG, New York Branch, as Agent” and (y) on and after the Eleventh Amendment Date, “UniCredit Bank AG, New York Branch, as Agent” as the sole lienholder with respect to such Vehicle or (prior to the 90th day after such Receivable was first included in the calculation of the Eligible Receivables Balance, if such Certificate of Title has not yet been received by the Servicer or the Borrower) a copy of the application for such Certificate of Title.

(xiv) by adding the following term in the proper alphabetical order:

“Required Swap Amount” shall mean, as of any date of determination, an amount which is within 10% (plus or minus) of the Loans Outstanding as of such date.

(xv) by amending and restating the definition of “Vehicle Sublimit Pledged Receivable” in its entirety as follows:

“Vehicle Sublimit Pledged Receivable” means a Pledged Receivable, with respect to which the related Obligor Collateral or Underlying Collateral is a Vehicle or other type of equipment which requires a security interest therein to be noted on the certificate of title with respect thereto in order to be perfected, but the Borrower has not forwarded to the Custodian for inclusion in the appropriate Receivable File an original Certificate of Title which indicates the owner of the related Vehicle as being the Borrower and indicates (i) prior to the Eleventh Amendment Date, “Bayerische Hypo- und Vereinsbank

AG, New York Branch, as Agent” and (ii) for newly Pledged Receivables on and after the Eleventh Amendment Date, “UniCredit Bank AG, New York Branch, as Agent” as the sole lienholder with respect to such Vehicle.

(b) Section 2.01 of the RLSA is hereby amended by (a) inserting the following proviso immediately before the period at the end of the first sentence “; provided that, notwithstanding anything to the contrary in this Section 2.01 or in any other provision of this Agreement, no Loans shall be made from and including April 30, 2010 until and including June 30, 2010” and (b) inserting the following proviso immediately before the period at the end of the second sentence: “; provided that, notwithstanding anything to the contrary in this Section 2.01 or in any other provision of this Agreement, on and after April 30, 2010, no Loans shall be made with respect to any Pool B Receivables”.

(c) Section 3.02(c)(ix) of the RLSA is hereby amended and restated in its entirety as follows:

(xi) if the Obligor Collateral related to any Receivable (other than a Vehicle Sublimit Pledged Receivable) securing such Borrowing is a Vehicle, the Borrower shall have delivered to the applicable Registrar of Titles an application for a Certificate of Title for such Vehicle which such Certificate of Title shall indicate the Borrower as the owner of the related Vehicle and indicate (x) prior to the Eleventh Amendment Date, “Bayerische Hypo- und Vereinsbank AG, New York Branch, as Agent” and (y) for newly Pledged Receivables on and after the Eleventh Amendment Date, “UniCredit Bank AG, New York Branch, as Agent” as the sole lienholder with respect to such Vehicle; and

(d) Section 5.01(t) of the RLSA is hereby amended and restated in its entirety as follows:

(t) On each Remittance Date, the aggregate of the then outstanding notional amounts (the “Aggregate Notional Amount”) of all Qualifying Interest Rate Swaps (each of which shall be in form and substance satisfactory to the Agent) in effect between the Borrower and a Qualifying Swap Counterparty shall be equal to the Required Swap Amount, and any amounts required to have been paid under any such Qualifying Interest Rate Swap as of such Remittance Date shall have been paid and any obligations required to have been performed thereunder as of such Remittance Date shall have been performed.

(e) Section 6.24 of the RLSA is hereby amended and restated in its entirety as follows:

Section 6.24. Receipt of Certificates of Title. Any Receivable (other than a Vehicle Sublimit Pledged Receivable) with respect to which the Obligor Collateral includes a Vehicle and for which the Servicer shall not have (i) received a Certificate of Title indicating the Borrower as the owner of the related Vehicle and (x) prior to the Eleventh Amendment Date, “Bayerische Hypo- und Vereinsbank AG, New York Branch, as Agent” and (y) for newly Pledged Receivables on and after the Eleventh Amendment Date, “UniCredit Bank AG, New York Branch, as Agent” as the sole lienholder with respect to such Vehicle from the applicable Registrar of Titles and (ii) delivered such Certificate of Title to the Custodian within 90 days of the first day of inclusion of such Pledged Receivable in the calculation of the Eligible Receivables Balance, shall no longer be deemed to be an Eligible Receivable and, therefore, shall no longer be included in the calculation of the Eligible Receivables Balance. In the case of any Receivable excluded from the calculation of the Eligible Receivables Balance pursuant to the previous sentence, the Receivable so excluded from the calculation of the Eligible Receivables Balance may at a later time be included in the calculation of the Eligible Receivables Balance, provided, that (i) the Custodian shall have received the Certificate of Title described above with respect to such Receivable from the applicable Registrar of Titles and delivered such Certificate of Title to the Custodian and (ii) such Receivable is otherwise an Eligible Receivable at such time.

(f) Section 7.01(n) of the RLSA is hereby amended by adding the words “(including, without limitation, the requirement set forth in Section 5.01(t))” following the words “any hedging requirement hereunder” in subclause (ii) thereof.

(g) For the avoidance of doubt, the word “BUFCO”, which was deleted from Section 9.01(c) pursuant to the ninth amendment to the RLSA, is replaced with the word “Issuer”.

(h) Section 24 of Schedule III-A to the RLSA is hereby amended and restated in its entirety as follows:

24. If the Obligor Collateral related to such Contract (other than a Contract related to a Vehicle Sublimit Pledged Receivable) includes a Vehicle, the Borrower or the Servicer shall have delivered to the applicable Registrar of Titles an application for a Certificate of Title for such Vehicle which such Certificate of Title shall indicate the Borrower as the owner of the related Vehicle and indicate (x) prior to the Eleventh Amendment Date, “Bayerische Hypo- und Vereinsbank AG, New York Branch, as Agent” and (y) for newly Pledged Receivables on and after the Eleventh Amendment Date, “UniCredit Bank AG, New York Branch, as Agent” as the sole lienholder with respect to such Vehicle.

(i) Section 24 of Schedule III-C to the RLSA is hereby amended and restated in its entirety as follows:

24. If the Underlying Collateral related to such Underlying Contract (other than an Underlying Contract related to a Vehicle Sublimit Pledged Receivable) includes a Vehicle, the Borrower or the Servicer shall have delivered to the applicable Registrar of Titles an application for a Certificate of Title for such Vehicle which such Certificate of Title shall indicate (x) prior to the Eleventh Amendment Date, “Bayerische Hypo- und Vereinsbank AG, New York Branch, as Agent” and (y) for newly Pledged Receivables on and after the Eleventh Amendment Date, “UniCredit Bank AG, New York Branch, as Agent” as the sole lienholder with respect to such Vehicle.

SECTION 2. AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED.

Except as specifically amended hereby, all provisions of the RLSA shall remain in full force and effect. After this Amendment becomes effective, all references to the RLSA, and corresponding references thereto or therein such as “hereof”, “herein”, or words of similar effect referring to the RLSA shall be deemed to mean the RLSA as amended hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the RLSA other than as expressly set forth herein.

SECTION 3. REPRESENTATIONS.

Each of the Servicer and the Borrower, severally for itself only, represents and warrants as of the date of this Amendment as follows:

(a) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

(b) the execution, delivery and performance by it of this Amendment and the RLSA as amended hereby are within its powers, have been duly authorized, and do not contravene (A) its charter, by-laws, or other organizational documents, or (B) any applicable law;

(c) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment and the RLSA as amended hereby by or against it;

(d) this Amendment has been duly executed and delivered by it;

(e) each of this Amendment and the RLSA as amended hereby constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity; and

(f) there is no Event of Default, Unmatured Event of Default, Servicer Default, Program Termination Event, Pool A Termination Event or Pool B Termination Event.

SECTION 4. CONDITIONS TO EFFECTIVENESS.

(a) The effectiveness of this Amendment is conditioned upon delivery of duly executed signature pages by all parties hereto to the Agent.

(b) The effectiveness of this Amendment is conditioned upon the receipt by the Agent of a written confirmation from each of S&P and Moody’s that this Amendment shall not cause the rating of the outstanding commercial paper notes issued by Issuer to be downgraded to a level less than A 1/P-1, as applicable, or withdrawn.

SECTION 5. MISCELLANEOUS.

(a) On or prior to June 30, 2010, the Borrower may propose modifications to the first column in the table appearing in the definition of “Vendor Overconcentration Limit”. Such proposed modifications shall be subject to the written approval of the Agent, in its sole discretion. Upon the written approval, if applicable, by the Agent of any such modifications, the parties hereto agree that the table appearing in the definition of “Vendor Overconcentration Limit” shall be deemed to be amended to reflect such approved modifications without any further action by the parties hereto.

(b) This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(c) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(d) This Amendment may not be amended or otherwise modified except as provided in the RLSA.

(e) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

(f) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural number, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(g) This Amendment and the RLSA represent the final agreement among the parties with respect to the matters set forth therein and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements among the parties. There are no unwritten oral agreements among the parties with respect to such matters.

(h) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE RLSA AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS OF THE RLSA.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Amendment No. 11 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE BORROWER	RESOURCE CAPITAL FUNDING, LLC

By:
Name:
Title:

THE SERVICER	LEAF FINANCIAL CORPORATION

By:
Name:
Title:

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have caused this Amendment No. 11 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE LENDER	BLACK FOREST FUNDING LLC

By:
Name:
Title:

By:
Name:
Title:

THE AGENT	UNICREDIT BANK AG, NEW YORK BRANCH

By:
Name:
Title:

By:
Name:
Title:

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have caused this Amendment No. 11 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE CUSTODIAN	U. S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Custodian

By:
Name:
Title:

THE AGENT’S BANK	U. S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Agent’s Bank

By:
Name:
Title:

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have caused this Amendment No. 11 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE BACKUP SERVICER	LYON FINANCIAL SERVICES, INC. (d/b/a U.S. BANK PORTFOLIO SERVICES), not in its individual capacity but solely as Backup Servicer

By:
Name:
Title: